Exhibit 99.1

Republic First Bancorp and Norcross Braca Group Provide Update on Closing of $35 Million Capital Investment

PHILADELPHIA, November 30, 2023 (GLOBE NEWSWIRE) – Republic First Bancorp, Inc. (OTCEM: FRBK) (“Republic” or the “Company”), the parent company of Republic First Bank d/b/a Republic Bank, and George E. Norcross, III, Gregory B. Braca, Philip A. Norcross, Lexie Norcross, and other Norcross family members and affiliates (collectively, the “Norcross Braca Group”), today provided an updated timeline for the closing of the Norcross Braca Group’s previously announced $35 million capital investment in the Company.

The parties have agreed to extend the outside date for closing the investment to February 29, 2024, subject to the closing conditions outlined in the securities purchase agreement filed with the Securities and Exchange Commission on November 2, 2023. Republic will now hold a special meeting of stockholders no later than February 16, 2024 to facilitate the approval of the transaction.

Further solidifying the investment, the Norcross Braca Group today deposited $35 million into an escrow account, which is to be released to the Company upon closing.

“We have made significant progress on what has been a complicated transaction, which is why we fully funded our $35 million investment into an escrow account -- we will be able to move forward quickly when all requirements have been met and closing conditions have been satisfied,” said George E. Norcross, III. “We look forward to completing the transaction in the coming weeks so we can make the changes needed to set Republic First up for long term success for the benefit of its customers and clients, employees and shareholders.”

Thomas X. Geisel, President and Chief Executive Officer of Republic, commented, “While we proceed toward closing this transaction to strengthen the Company’s capital position, our team continues to work on making sustainable process and operational efficiency improvements, while maintaining Republic Bank’s focus on providing a high level of service and responsiveness for our customers and communities. Phil and Greg have been valuable additions as Observers to the Board since we announced the investment and the continuation of our plan to raise a total of $75 million to $100 million in capital.”

Republic also announced that the Company’s 2022 annual meeting, which had previously been scheduled for December 19, 2023, will be postponed to better align with the timing of the transaction close. The 2022 annual meeting will be held at a time and date to be announced, along with the record date for determining shareholders entitled to receive notice of and vote at this meeting.

About Republic Bank

Republic Bank is the operating name for Republic First Bank. Republic First Bank is a full-service, state-chartered commercial bank, whose deposits are insured up to the applicable limits by the Federal Deposit Insurance Corporation (FDIC). The Bank provides diversified financial products through its 32 offices located in Atlantic, Burlington, Camden, and Gloucester Counties in New Jersey; Bucks, Delaware, Montgomery and Philadelphia Counties in Pennsylvania and New York County in New York. For more information about Republic Bank, please visit myrepublicbank.com.

Forward Looking Statements

The Company may from time to time make written or oral “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements can be identified through use of words such as “would be,” “could be,” “should be,” “probability,” “risk,” “target,” “objective,” “may,” “will,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” or the negative of these terms or other comparable terminology, and include statements related to the expected timing, completion, financial benefits, and other effects of a proposed transaction. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial conditions to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, the risk that the investment may not be consummated in a timely manner or at all; the possibility that any or all of the various conditions to the consummation of the investment may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the ability of the Company to obtain the necessary shareholder approvals; the amount of costs, fees and expenses, including any unexpected costs, fees and expenses, related to the investment; the level of control the Norcross Braca Group will have over the Company upon consummation of the investment and shareholder approval; our pro forma capital position and ratios following consummation of the proposed investment and any additional investments; the assumptions used in our capital analysis; the Company’s failure to maintain an effective system of financial controls over financial reporting and procedures related to the structure and operation of its corporate governance and the Company’s ability to remediate material weaknesses in its internal controls over financial reporting; general economic conditions, including recent adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; our securities portfolio and the valuation of our securities; our ability to access cost-effective funding; the effect of changes in accounting principles, policies and guidelines as well as estimates and assumptions used in the preparation of our financial statements; geopolitical conflict, including acts or threats of terrorism, action taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, including the war between Russia and Ukraine and the war in the Middle East, which could impact business and economic conditions in the United States and abroad; interest rate, liquidity, economic, market, credit, operational, and inflation risks associated with our business, including the speed and predictability of changes in these risks; the adequacy of our allowance for credit losses and our methodology for determining such allowance; adverse changes in our loan portfolio and credit risk-related losses and expenses; concentrations within our loan portfolio, including our exposure to commercial real estate loans; changes to our primary service area; our ability to identify, negotiate, secure and develop new branch locations and renew, modify, or terminate leases or dispose of properties for existing branch locations effectively; business conditions in the financial services industry, including competitive pressure among financial services companies, new service and product offerings by competitors, price pressures and similar items; our ability to attract and retain deposits and to access other sources of liquidity, particularly in a rising or high interest rate environment, and the quality and composition of our deposits; loan demand; the regulatory environment, including evolving banking industry standards, changes in legislation or regulation; rapidly changing technology; our ability to regain compliance with Nasdaq Listing Rules; the failure to maintain current technologies; the effects of any cyber threats, attacks or events, or fraudulent activity, including those that involve our third-party vendors and service providers; failure to attract or retain key employees; fluctuations in real estate values; regulatory, legal or judicial proceedings and litigation liabilities, including costs and expenses related to settlements and judgments; and other economic, competitive, governmental, regulatory and technological factors affecting our operations, pricing, products and services. You should carefully review the risk factors described in the Annual Report on Form 10-K for the year ended December 31, 2021, and other documents the Company files from time to time with the Securities and Exchange Commission (the “SEC”). The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.

Contacts

For Republic:

Longacre Square Partners
Joe Germani / Greg Marose, (646) 277-8813
frbk@Longacresquare.com

For the Norcross Braca Group:

The Echo Group, LLC

Daniel F. Fee, Esq., (215) 704-3160

dan@echo-group.com